Exhibit 99.1

Independent Auditors Report

To the Board of Directors and Stockholders

Kodiak Oil & Gas Corp.

We have audited the accompanying statements of operating revenues and direct operating expenses (the “Statements”) of Oil and Gas Properties Acquired by Kodiak Oil & Gas Corp. on October 28, 2011 (the “Properties”), for the years ended December 31, 2010 and December 31, 2009.  These Statements are the responsibility of the management of Kodiak Oil & Gas Corp.  Our responsibility is to express an opinion on the Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Properties’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1, and are not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the Statements referred to above presents fairly, in all material respects, the operating revenues and direct operating expenses of the Properties for the years ended December 31, 2010 and December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Denver, Colorado
October 31, 2011

STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES

OF OIL AND GAS PROPERTIES ACQUIRED BY KODIAK OIL & GAS CORP.

FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009

AND THE NINE MONTHS ENDED SEPTEMBER 30, 2011 AND SEPTEMBER 30, 2010 (UNAUDITED)

			(UNAUDITED)
	For the years ended		For the nine months ended
	December 31, 2010	December 31, 2009	September 30, 2011	September 30, 2010

Operating Revenues
Oil sales	$2,984,198	$1,283,442	$19,080,861	$1,172,244
Gas sales	148,937	155,656	557,250	127,151
Total operating revenues	3,133,135	1,439,098	19,638,111	1,299,395

Direct Operating Expenses
Lease operating expense	182,796	70,428	753,403	125,043
Production tax	322,691	145,904	2,153,934	126,787
Total direct operating expenses	505,487	216,332	2,907,337	251,830

Operating revenue in excess of direct operating expenses	$2,627,648	$1,222,766	$16,730,774	$1,047,565

See accompanying notes to the Statements of Operating Revenues and Direct Operating Expenses

NOTES TO STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES OF OIL AND GAS PROPERTIES ACQUIRED BY KODIAK OIL & GAS CORP.

1.           BASIS OF PRESENTATION

On October 3, 2011, Kodiak Oil & Gas Corp. (the “Company”) filed a Current Report on Form 8-K reporting, that on September 27, 2011, Kodiak Oil & Gas (USA) Inc. (the “Buyer”), a wholly-owned subsidiary of the Company, entered into a definitive purchase and sale agreement (the “Agreement”), between BTA Oil Producers, LLC, a Texas limited liability company (the “Seller”), and the Buyer, under which the Buyer has agreed to acquire from the Seller certain oil and gas leaseholds, overriding royalty interests and producing properties located in the State of North Dakota (the “Oil and Gas Properties”), and various other related rights, permits, contracts, equipment and other assets.  The aggregate purchase price for the Oil and Gas Properties was approximately $235.6 million, subject to purchase price adjustments calculated at closing. The effective date for the acquisition of the Oil and Gas Properties is August 1, 2011 (the “Effective Date”).  The transaction closed on October 28, 2011.

The accompanying historical statements of operating revenues and direct operating expenses were prepared by Kodiak based on data from the Oil and Gas Properties historical accounting records. Historical financial statements prepared in accordance with U.S. generally accepted accounting principles have never been prepared for the oil and gas assets.  Because the Oil and Gas Properties were not separate legal entities, the accompanying statement varies from a complete income statement in accordance with accounting principles generally accepted in the United States of America in that it does not reflect certain expenses that were incurred in connection with the ownership and operation of the Oil and Gas Properties including, but not limited to, general and administrative expenses, interest expense, and other expenses. These costs were not separately allocated to the Oil and Gas Properties in the accounting records of Seller.  In addition, these allocations, if made using historical general and administrative structures and tax burdens, would not produce allocations that would be indicative of the historical performance of the Oil and Gas Properties had they been Kodiak’s properties due to the differing size, structure, operations and accounting policies of the Seller and the Company.  The accompanying statement also does not include provisions for depreciation, depletion, amortization and accretion, as such amounts would not be indicative of the costs which the Company will incur upon the allocation of the purchase price paid for the Oil and Gas Properties.  Furthermore, no balance sheet has been presented for the Oil and Gas Properties because not all of the historical cost and related working capital balances are segregated or easily obtainable, nor has information about the Oil and Gas Properties operating, investing and financing cash flows been provided for similar reasons.  Accordingly, the statement of revenues and direct operating expenses of the Oil and Gas Properties is presented in lieu of the full financial statements required under Item 3-05 of Securities and Exchange Commission Regulation S-X.

2.           RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In December 2008, the Securities and Exchange Commission (“SEC”) issued Release No. 33—8995, Modernization of Oil and Gas Reporting (Accounting Standards Codification (“ASC”) 2010—3), which amends the oil and gas disclosures for oil and gas producers contained in Regulations S—K and S—X, as well as adding a section to Regulation S—K (Subpart 1200) to codify the revised disclosure requirements in Securities Act Industry Guide 2, which is being eliminated. The goal of Release No. 33—8995 is to provide investors with a more meaningful and comprehensive understanding of oil and gas reserves. Energy companies affected by Release No. 33—8995 are now required to price proved oil and gas reserves using the unweighted arithmetic average of the price on the first day of each month within the 12—month period prior to the end of the reporting period, unless prices are defined by contractual arrangements, excluding escalations based on future conditions. SEC Release No. 33—8995 is effective beginning for financial statements for fiscal years ending on or after December 31, 2009. See Note 6 Supplemental Oil and Gas Reserve Information (Unaudited).

In January 2010, the Financial Accounting Standards Board (“FASB”) issued FASB Accounting Standards Update (“ASU”) No. 2010—03 Oil and Gas Estimations and Disclosures (ASU 2010—03). This update aligns the current oil and natural gas reserve estimation and disclosure requirements of the Extractive Industries Oil and Gas topic (ASC Topic 932) with the changes required by the SEC final rule ASC 2010—3, as discussed above. ASU 2010—03 expands the disclosures required for equity method investments, revises the definition of oil and natural gas producing activities to include nontraditional resources in reserves unless not intended to be upgraded into synthetic oil or natural gas, amends the definition of proved oil and natural gas reserves to require 12—month average pricing.

NOTES TO STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES

OF OIL AND GAS PROPERTIES ACQUIRED BY KODIAK OIL & GAS CORP.

in estimating reserves, amends and adds definitions in the Master Glossary that is used in estimating proved oil and natural gas quantities and provides guidance on geographic area with respect to disclosure of information about significant reserves. ASU 2010—03 must be applied prospectively as a change in accounting principle that is inseparable from a change in accounting estimate and is effective for entities with annual reporting periods ending on or after a change in accounting estimate and is effective for entities with annual reporting periods ending on or after December 31, 2009. See Note 6 Supplemental Oil and Gas Reserve Information (Unaudited).

3.           USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS

The preparation of the statements of operating revenues and direct operating expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of operating revenues and direct operating expenses during the respective reporting periods. Actual results may differ from the estimates and assumptions used in the preparation of the statements of operating revenues and direct operating expenses.

4.           COMMITMENTS AND CONTINGENCIES

There are no known claims, litigation or disputes pending as of the effective date of the Agreement, nor any matters arising in connection with indemnification, and the parties to the Agreement are not aware of any legal, environmental or other commitments or contingencies that would have a material adverse effect on the statements of operating revenues and direct operating expenses.

5.           REVENUE RECOGNITION

The Company records revenues from the sales of natural gas and crude oil when they are produced and sold. There were no gas imbalances at December 31, 2010 or December 31, 2009.

6.           SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED)

Estimated quantities of proved oil and gas reserves of the Oil and Gas Properties were derived from reserve estimates prepared by the Company as prior year reserve studies were not available. In preparing this information The Company developed these disclosures based on a reserve study completed in October 2011.  Estimates of proved reserves are inherently imprecise and are continually subject to revision based on production history, results of additional exploration and development, price changes and other factors. All of the Oil and Gas Properties proved reserves are located in the continental United States.

Guidelines prescribed in ASC Topic 932 have been followed for computing a standardized measure of future net cash flows and changes therein relating to estimated proved reserves. Future cash inflows and future production and development costs are determined by applying prices and costs, including transportation, quality, and basis differentials, to the year-end estimated quantities of oil and gas to be produced in the future. The resulting future net cash flows are reduced to present value amounts by applying a ten percent annual discount factor. Future operating costs are determined based on estimates of expenditures to be incurred in producing the proved oil and gas reserves in place at the end of the period using year-end costs and assuming continuation of existing economic conditions, plus overhead incurred. Future development costs are determined based on estimates of capital expenditures to be incurred in developing proved oil and gas reserves.  The standardized measure excludes income taxes as the tax basis for the Oil & Gas Properties could not be determined or reasonably estimated for the periods presented.

NOTES TO STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES

 OF OIL AND GAS PROPERTIES ACQUIRED BY KODIAK OIL & GAS CORP.

The assumptions used to compute the standardized measure are those prescribed by the FASB and the SEC. These assumptions do not necessarily reflect the Company’s expectations of actual revenues to be derived from those reserves, nor their present value. The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations since these reserve quantity estimates are the basis for the valuation process. The Company emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries and undeveloped locations are more imprecise than estimates of established proved producing oil and gas properties. Accordingly, these estimates are expected to change as future information becomes available.

The following table sets forth information for the years ended December 31, 2010 and December 31, 2009 with respect to changes in the Oil and Gas Properties’ proved (i.e. proved developed and undeveloped) reserves:

	Crude Oil	Natural Gas
	(Bbls)	(Mcf)
December 31, 2008	—	—
Revisions of previous estimates	—	—
Extensions, discoveries, and other additions	128,669	175,492
Production	(23,214)	(34,969)
December 31, 2009	105,455	140,523
Revisions of previous estimates	28,443	(6,972)
Extensions, discoveries, and other additions	2,941,612	3,275,556
Production	(40,214)	(20,873)
December 31, 2010	3,035,296	3,388,234

Proved Developed Reserves, included above:
Balance, December 31, 2008	—	—
Balance, December 31, 2009	105,455	140,523
Balance, December 31, 2010	580,852	675,256
Proved Undeveloped Reserves, included above:
Balance, December 31, 2008	—	—
Balance, December 31, 2009	—	—
Balance, December 31, 2010	2,454,444	2,712,978

As of December 31, 2010, the Oil and Gas Properties had estimated proved reserves of 2.4 million barrels (“MBbls”) of oil and 2.7 billion cubic feet (“Bcf”) of natural gas and with a standardized measure of $67.7 million. The Oil and Gas Properties reserves are comprised of 84% crude oil and 16% natural gas on an energy equivalent basis.

The following values for the 2010 oil and gas reserves are based on the 12 month arithmetic average first of month price January 1 through December 1, 2010 natural gas price of $4.39 per million British thermal units (Northern Ventura price) and crude oil price of $79.40 per barrel (West Texas Intermediate price). The values for the 2009 oil and gas reserves, based on the 12 month arithmetic average first of the month price, January through December 31, 2009 natural gas price of $3.95 per million British thermal units (Northern Ventura price) and crude oil price of $61.08 per barrel (West Texas Intermediate price).  All prices are then further adjusted for transportation, quality and basis differentials.

NOTES TO STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES

OF OIL AND GAS PROPERTIES ACQUIRED BY KODIAK OIL & GAS CORP.

The following summary sets forth the Oil and Gas Properties’ future net cash flows relating to proved oil and gas reserves based on the standardized measure prescribed in ASC Topic 932:

	December 31, 2010	December 31, 2009
Future oil and gas sales	$235,470,234	$6,427,000
Future production costs	(45,318,788)	(2,178,387)
Future development costs	(31,357,127)	—
Future net cash flows	158,794,319	4,248,613
10% annual discount	(91,091,858)	(1,639,080)
Standardized measure of discounted future net cash flows	$67,702,461	$2,609,533

The principal sources of change in the standardized measure of discounted future net cash flows are:

	December 31, 2010	December 31, 2009
Balance at beginning of period	$2,609,533	$—
Sales of oil and gas, net	(2,627,648)	(1,222,766)
Net change in prices and production costs	575,916	—
Extensions and discoveries	66,635,130	3,832,299
Revisions of previous quantity estimates	513,046	—
Accretion of discount	260,953	—
Other	(264,469)	—
Balance at end of period	$67,702,461	$2,609,533